CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND
Servicing Class (CNRMX)
Class N (CNRNX)

Supplement dated March 31, 2016, to the Prospectus dated January 31, 2016

Effective April 1, 2016, Waddell & Reed Investment Management Company (“Waddell & Reed”) will no longer serve as sub-adviser to the City National Rochdale Municipal High Income Fund (the “Fund”). Accordingly, all references to a sub-adviser of the Fund, Waddell & Reed and Michael J. Walls in the Prospectus are deleted in their entirety.

Effective April 29, 2016, the Servicing Class shares of the Fund are reclassified as Class Y shares. Accordingly, all references to Servicing Class shares of the Fund in the Prospectus are replaced with references to Class Y shares.

The following sentence is added to the end of the section titled “Principal Risks of Investing in the Fund” beginning on page 26:

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Effective April 1, 2016, the section titled “Portfolio Manager” on page 28 is replaced in its entirety with the following:

PORTFOLIO MANAGER

William Black, Managing Director and Senior Portfolio Manager of City National Rochdale, LLC (the “Adviser”), will be primarily responsible for the day-to-day management of the Fund and will serve as portfolio manager for the Fund.

Effective April 1, 2016, the section titled “Muni High Income Fund” on page 83 is replaced in its entirety with the following:

MUNI HIGH INCOME FUND

William Black is the portfolio manager for the Muni High Income Fund.

William Black is a Managing Director and Senior Portfolio Manager of the Adviser. Mr. Black has over 30 years of experience in the financial services industry. Prior to joining the Adviser in March 2016, he served as co-lead portfolio manager for the Invesco High Yield Municipal Bond Fund from 2008 until December 2015. Prior to that, from 1998 to 2008, he was a municipal bond analyst specializing in high yield securities at Van Kampen Investments and Invesco (after it acquired Van Kampen). Mr. Black earned his B.S. from Washington University in St. Louis and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. He holds the Chartered Financial Analyst designation.

Effective April 29, 2016, the first sentence in the first paragraph under the section titled “Purchase and Sale of Fund Shares” on page 28 is replaced in its entirety with the following:

Class Y shares of the Fund may be purchased, redeemed or exchanged through fiduciary, advisory, agency, custodial and other similar accounts on platforms offered by financial intermediaries (each an “Authorized Institution”).

Effective April 29, 2016, the third paragraph under the section titled “Distribution of Fund Shares” on page 86 is replaced in its entirety with the following:

Institutional Class, Servicing Class and Class Y shares of the Funds are not subject to distribution fees under these plans.

Effective April 29, 2016, the first paragraph under the section titled “Shareholder Servicing Fees” on page 86 is replaced in its entirety with the following:

The Funds are subject to shareholder service agreements that allow each Fund to pay fees of 0.25% of its average daily net assets for non-distribution services provided to shareholders of each Class of each Fund (except for Class Y shares of the Muni High Income Fund and Institutional Class shares of all other Funds, as applicable). Class Y shares of the Muni High Income Fund are subject to a shareholder service plan that allows such shares to pay fees of up to 0.25% of the average daily net assets attributable to such shares for non-distribution services provided to holders of such shares. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment.

Effective April 29, 2016, the second and third paragraphs under the section titled “General Information” on page 87 are replaced in their entirety with the following:

The Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund are offered directly as well as through Authorized Institutions.

Institutional Class shares are intended for institutional investors. Institutional Class shares of Funds other than the Intermediate Fixed Income Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirements. Servicing Class shares are available only to other fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. Class Y shares are offered through fiduciary, advisory, agency, custodial and other similar accounts on platforms offered by approved financial intermediaries. Class N shares are intended for individual investors, partnerships, corporations, and other accounts. Class S shares are retail shares of the Money Market Funds and are intended for investors who have funds on deposit with City National Bank.

Effective April 29, 2016, the third paragraph under the section titled “How to Buy Shares” on page 89 is replaced in its entirety with the following:

Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund – There are two additional ways to purchase shares of these Funds:

Effective April 29, 2016, the seventh paragraph under the section titled “How to Sell Shares” on page 91 is replaced in its entirety with the following:

Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund – If you purchased shares of any of these Funds directly, you may redeem some or all of your shares in the following ways. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account or will be sent via the ACH network to the bank instructions on your account.

Effective April 29, 2016, the twelfth and thirteenth paragraphs under the section titled “How to Sell Shares” beginning on page 91 are replaced in their entirety with the following:

General – Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at (800) 445-1341 before attempting to redeem from these types of accounts.

Effective April 29, 2016, the third paragraph under the section titled “How to Exchange Shares” on page 92 is replaced in its entirety with the following:

Muni High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Dividend & Income Fund and Emerging Markets Fund – You may exchange shares of a Fund for the same class of shares of any other Fund in which you are eligible to invest on any business day. If you wish to exchange between these Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between these Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK- 009-0100

CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND
Servicing Class (CNRMX)
Class N (CNRNX)

Supplement dated March 31, 2016, to the Statement of Additional Information (“SAI”) dated January 31, 2016

Effective April 1, 2016, Waddell & Reed Investment Management Company (“Waddell & Reed”) will no longer serve as sub-adviser to the City National Rochdale Municipal High Income Fund (the “Fund”). Accordingly, all references to a sub-adviser of the Fund, Waddell & Reed and Michael J. Walls in the SAI are deleted in their entirety.

Effective April 29, 2016, the Servicing Class shares of the Fund are reclassified as Class Y shares. Accordingly, all references to Servicing Class shares of the Fund in the SAI are replaced with references to Class Y shares.

Effective April 1, 2016, the subsection titled “Muni High Income Fund” on page 79 under the section titled “Portfolio Managers” is replaced in its entirety with the following:

Muni High Income Fund

The individual with primary responsibility for managing the Muni High Income Fund is William Black.

As of March 31, 2016, Mr. Black manages the following accounts (including the Muni High Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

As of March 31, 2016, Mr. Black does not own shares of the Muni High Income Fund.

Effective April 29, 2016, the first paragraph under the section titled “SHAREHOLDER SERVICES AGREEMENT” on page 111 is replaced in its entirety with the following:

 CNB, an affiliate of the Investment Manager, has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of all classes of each Fund except for Class Y shares of the Muni High Income Fund and Institutional Class shares of all other Funds, as applicable. As compensation for the provision of such services, each Fund will pay CNB a fee of 0.25% of the average daily net assets of the applicable classes on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a “Participating Organization”) out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Effective April 29, 2016, the following is added after the section titled “SHAREHOLDER SERVICES AGREEMENT” beginning on page 111:

SHAREHOLDER SERVICE PLAN

The Board has adopted, on behalf of Class Y shares of the Muni High Income Fund, a Shareholder Service Plan (the “Service Plan”) under which the Investment Manager will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Class Y shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in Class Y shares; (b) aggregating and processing orders involving Class Y shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Class Y shares or the information to the Fund necessary for sub-accounting; (g) providing customers with a service that invests the assets of their accounts in Class Y shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Investment Manager may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Class Y shares of the Fund will pay the Investment Manager or Service Organizations, as applicable, at an annual rate of up to 0.25% of the average daily net assets of Class Y shares owned by its respective customers, payable monthly.

MARKETING AND SUPPORT PAYMENTS

The Investment Manager, out of its own resources and without additional cost to the Funds or their shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-010-0100